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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Wireless Facilities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 14, 2005

Dear Stockholder:

        This letter accompanies the Proxy Statement for our Annual Meeting to be held at 10:00 a.m. on Wednesday, May 18, 2005, at our principal offices located at 4810 Eastgate Mall, San Diego, California 92121. We hope you will be able to attend the meeting in person.

        At the meeting, our stockholders will be asked to elect seven directors to our Board of Directors, to vote upon the adoption of our 2005 Equity Incentive Plan and to ratify the Board's selection of auditors.

        We will also present a report on our operations and activities. Following the meeting, management will be pleased to answer your questions about WFI.

        The Notice of Meeting and Proxy Statement accompanying this letter describe the matters that our stockholders will vote at the upcoming meeting, and we urge you to read these materials carefully.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) OR DELIVER YOUR PROXY INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE SO WE CAN BE SURE OF A QUORUM TO VOTE ON THESE PROPOSALS FOR STOCKHOLDER ACTION. If you attend the meeting, you may revoke your proxy and vote in person, if you so desire.

                      Sincerely,

                      Masood K. Tayebi
                      Executive Chairman of the Board

                      Eric M. DeMarco
                      President and Chief Executive Officer

WIRELESS FACILITIES, INC.
4810 Eastgate Mall
San Diego, CA 92121
(858) 228-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2005

To the Stockholders of Wireless Facilities, Inc.:

        The Annual Meeting of Stockholders of Wireless Facilities, Inc. ("WFI" or the "Company"), will be held on Wednesday, May 18, 2005 at 10:00 a.m. local time at the principal executive offices of WFI located at 4810 Eastgate Mall, San Diego, California 92121 for the following purposes:

  1.
  To elect seven directors for one-year terms or until their successors are elected and duly qualified.

  2.
  To approve the Wireless Facilities, Inc. 2005 Equity Incentive Plan.

  3.
  To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 25, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 4810 Eastgate Mall, San Diego, California.

                      By order of the Board of Directors

                      James R. Edwards
                       Senior Vice President, General Counsel and Secretary

San Diego, California
April 14, 2005

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT

For Annual Meeting of Stockholders to be held on May 18, 2005

        The enclosed proxy is solicited on behalf of our Board of Directors for use at the Annual Meeting of Stockholders to be held on May 18, 2005, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal executive offices located at 4810 Eastgate Mall, in San Diego, California 92121. We intend to mail this proxy statement and accompanying proxy card on April 14, 2005 to all stockholders entitled to vote at the Annual Meeting. All references to us, we, our, the Company and WFI refer to Wireless Facilities, Inc., a Delaware corporation and its subsidiaries.

Solicitation and Revocation of Proxy

        Our Board of Directors is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board of Directors, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies in the following manner:

  (1)
  FOR each proposal; and

  (2)
  In their best judgment with respect to any other matter that may properly come to a vote at the meeting.

The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

        If you give a proxy, you may revoke it at any time before its use, either:

  (1)
  by revoking it in person at the annual meeting;

  (2)
  by writing, delivered to our Corporate Secretary at 4810 Eastgate Mall, San Diego, California, 92121 before the proxy is used; or

  (3)
  by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, that will revoke a proxy as to the matter on which the ballot is cast.

Record Date

        Only stockholders of record as of the close of business on March 25, 2005 (the official record date) will be entitled to notice of and to vote at this annual meeting or at any subsequent meeting due to an adjournment of the original meeting. We are mailing this proxy statement and the accompanying proxy card on or about April 14, 2005 to all stockholders of record as of March 25, 2005.

Shares Outstanding and Voting Rights

        On the record date, March 25, 2005, we had two classes of voting stock outstanding, common stock and preferred stock. At March 25, 2005, 71,243,838 shares of common stock were issued and outstanding and 25,483 shares of Series B convertible preferred stock were issued and outstanding. Each outstanding share of common stock and each share of Series B convertible preferred stock entitles the holder to one vote and one hundred votes, respectively, for each share held on all matters to be voted upon at the Annual Meeting.

How to Vote

You can vote by mail, over the Internet, by telephone or in person.

        To vote by mail:

  (1)
  Mark, sign and date your proxy card; and

  (2)
  Return your proxy card in the enclosed postage paid envelope.

        To vote over the internet:

  (1)
  Have your proxy card available;

  (2)
  Log on to the Internet and visit the website address provided on your proxy card;

  (3)
  Follow the instructions provided; and

  (4)
  Do not mail your proxy card.

        To vote by telephone:

  (1)
  Have your proxy card available;

  (2)
  Call the toll-free number listed on your proxy card;

  (3)
  Follow the instructions; and

  (4)
  Do not mail your proxy card.

        To vote in person if you are a registered stockholder:

  (1)
  Attend our annual meeting;

  (2)
  Bring a valid photo identification; and

  (3)
  Deliver your completed proxy card or ballot in person.

        To vote in person if you hold your WFI shares in "street name" (through a bank or broker):

  (1)
  Submit a later-dated proxy by mail;

  (2)
  Recast your vote via the Internet or by telephone;

  (3)
  Attend our annual meeting and vote in accordance with the procedures described above; or

  (4)
  Submit a written notice of revocation to our offices that is received before the proxy is used.

Votes submitted via the internet or by telephone must be received by 12:00 p.m., Central Daylight Time on May 17, 2005. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. Our 401(k) Plan provides that the trustee of the 401(k) Plan will vote the shares of our common stock that are not directly voted by participants in that plan. If the trustee does not receive voting instructions from participants in the 401(k) Plan the trustee may vote the shares of our common stock under such plan in the same proportion as the shares voted by all other respective plan participants. If the trustee receives a signed but not voted proxy card, the trustee will vote such shares of our common stock according to the Board's recommendations.

Counting Votes

        The inspectors of election appointed for the meeting by our Board of Directors will count the votes cast by proxy or in person at the Annual Meeting. The inspectors will count those votes to determine whether or not a quorum is present. A majority in voting power of the shares entitled to vote represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions and broker shares that are voted as to any matter at the meeting will be included in determining if a quorum is present or represented at the Annual Meeting. The effects of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting are discussed under each item.

Broker Non-Votes

        A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approval of and amendments to stock plans.

Cost and Method of Solicitation

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. We are soliciting proxies by mail, and, in addition, our Directors, officers and employees may solicit proxies personally or by telephone. We will not reimburse any Director, officer or employee for their solicitation. Copies of solicitation materials will be furnished to banks brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder Proposals

        Any stockholder who wishes to present a proposal for action at our next annual meeting of stockholders or wishes to nominate a director candidate for our Board of Directors, must submit such proposal or nomination in writing to our Corporate Secretary at 4810 Eastgate Mall, San Diego, California, 92121. The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2006 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 is December 15, 2005. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than the close of business on March 20, 2006 nor earlier than the close of business on February 17, 2006. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Principal Stockholders

Ownership of more than 5%

        The following tables show stock ownership information as of March 25, 2005 with respect to beneficial ownership of our common stock and our Series B Convertible preferred stock by each person known to us to be the beneficial owner of more than 5% of such stock. As of March 25, 2005, there were 71,243,838 shares of our common stock and 25,483 shares of our Series B preferred stock issued and outstanding. Information with respect to beneficial owners of more than 5% of the common stock is based upon the most recent Schedule 13D or Schedule 13G these owners has filed with the Securities and Exchange Commission.

Non-Affiliated Stockholders

	Beneficial Ownership(1)
	Common Stock		Series B Convertible Preferred		Common Shares On An As-Converted Basis
Identity of Owner or Group	Shares	% Ownership	Shares	% Ownership	Shares	% Ownership
FMR Corp. 82 Devonshire Street Boston, MA 02109	4,784,902	6.72	—	—	4,784,902	6.48
T. Rowe Price(2) 100 E. Pratt Street Baltimore, MD 21202	5,417,212	7.60	—	—	5,417,212	7.34
Meritech Capital Partners 285 Hamilton Avenue, Suite 200 Palo Alto, CA 94301	1,599,940	2.25	15,483	60.76	3,148,240	4.27

(1)
This table is based upon information supplied by principal stockholders and Schedule 13G filed with the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 25, 2005 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares. Applicable percentages are based on 71,243,838 shares of common stock, and 25,483 shares of Series B convertible preferred stock outstanding on March 25, 2005.

(2)
These securities are owned by various individual and institutional investors, which T. Rowe Price, Inc. (Price Associates), serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Affiliated Stockholders

	Beneficial Ownership(1)
	Common Stock		Series B Convertible Preferred		Common Shares On An As-Converted Basis
Identity of Owner or Group	Shares	% Ownership	Shares	% Ownership	Shares	% Ownership
Massih Tayebi(2) BridgeWest LLC 4350 La Jolla Village Drive, Suite 450 San Diego, CA 92122	7,982,898	11.21	—	—	7,982,898	10.82
Sean Tayebi c/o Merrill Lynch Century Plaza Towers 2049 Century Park East (South Tower) Los Angeles, CA 90067	3,187,439	4.47	10,000	39.24	4,187,439	5.67

(1)
This table is based upon information supplied by principal stockholders and Schedule 13G filed with the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 25, 2005 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares. Applicable percentages are based on 71,243,838 shares of common stock, and 25,483 shares of Series B convertible preferred stock outstanding on March 25, 2005.

(2)
Does not include 52,762 shares held by the spouse of Massih Tayebi. Massih Tayebi disclaims beneficial ownership of such shares.

Ownership by Directors and Executive Officers

        The following table shows the amount of our common stock and our Series B convertible preferred stock beneficially owned by our (i) our Directors, (ii) each of the executive officers named in the Executive Compensation Summary Table, and (iii) our Directors and executive officers as a group. All information in the following table is presented as of March 25, 2005. Unless otherwise indicated in the table set forth below, each person named below has an address in call of the Company's principle executive offices.

	Beneficial Ownership(1)
	Common Stock			Series B Convertible Preferred		Common Shares On An As-Converted Basis
Identity of Owner or Group	Shares		% Ownership	Shares	% Ownership	Shares	% Ownership
Directors:
Scott I. Anderson c/o Cedar Grove Investments, LLC 3825 Issaquah Pine Lake Road Sammamish WA 98075	670,472	(2)	*	—	—	670,472	*
Bandel L. Carano Oak Investment Partners 525 University Avenue Suite 1300 Palo Alto, CA 94302	5,252,915	(3)	7.37	—	—	5,252,915	7.11
Eric M. DeMarco	518,750	(4)	*	—	—	518,750	*
William A. Hoglund	131,251	(5)	*	—	—	131,251	*
Scot B. Jarvis c/o Cedar Grove Investments, LLC 3825 Issaquah Pine Lake Road Sammamish WA 98075	670,472	(6)	*	—	—	670,472	*
Andrew M. Leitch(7)	—			—	—	—	—
Masood K. Tayebi, Ph.D.	7,216,529	(8)	10.13	—	—	7,216,529	9.78
Named Executive Officers:
Frankie Farjood	112,000	(9)	*	—	—	112,000	*
Farzad Ghassemi	186,363	(10)	*	—	—	186,363	*
David L. Knutson	126,042	(11)	*			126,042	*
Deanna Hom Lund	54,167	(12)				54,167	*
Laura L. Siegal	57,869	(13)	*	—	—	57,869	*
All Directors and executive officers as a group (15 persons)	15,202,408		21.23	—	—	15,202,408	20.59%
Total Shares Outstanding	71,243,838			25,483		73,792,138

Adjusted for Preferred Shares Conversion:
Series B	2,548,300

If Converted Additional Shares	2,548,300

Adjusted Common Shares (If Converted)	73,792,138

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedule 13G filed with the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 25, 2005 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares. Applicable percentages are based on 71,243,838 shares of common stock, and 25,483 shares of Series B convertible preferred stock outstanding on March 25, 2005.

(2)
Includes 66,460 shares subject to options exercisable within 60 days of March 25, 2005.

(3)
Includes 51,668 shares subject to options exercisable within 60 days of March 25, 2005. Includes 2,554 shares of common stock held directly by Mr. Carano, 14,828 shares of common stock held by Oak Investment Partners VI, L.P., 346 shares of common stock held by Oak VI Affiliates Fund, L.P., 1,402,084 shares of common stock held by Oak Investment Partners IX, Limited Partnership, 14,942 shares of common stock held by Oak IX Affiliates Fund, Limited Partnership, 33,655 shares of common stock held by Oak IX Affiliates Fund-A, Limited Partnership, 3,673,944 shares of common stock held by Oak Investment Partners X, Limited Partnership, 58,894 shares of common stock held by Oak X Affiliates Fund, Limited Partnership. Bandel Carano is a general partner of Oak Investment Partners VI, L.P., Oak VI Affiliates Fund, L.P., Oak Investment Partners IX, L.P., Oak IX Affiliates Fund, L.P., Oak IX Affiliates Fund-A, L.P. Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P. Mr. Carano has indirect ownership of these shares and has shared power to vote and dispose of these shares. Mr. Carano disclaims beneficial ownership of the shares held by Oak Investment Partners VI, L.P., Oak VI Affiliates Fund, L.P., Oak Investment Partners IX, L.P., Oak IX Affiliates Fund, L.P., Oak IX Affiliates Fund-A, L.P. Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P.

(4)
Includes 468,750 shares subject to options exercisable within 60 days from March 25, 2005.

(5)
Includes 131,251 shares subject to options exercisable within 60 days from March 25, 2005.

(6)
Includes 66,460 shares subject to options exercisable within 60 days of March 25, 2005.

(7)
Mr. Leitch was elected to the Board of Directors on April 4, 2005.

(8)
Includes 7,216,529 shares held directly by Masood K. Tayebi or over which Dr. Tayebi has sole voting power. Excludes 404,693 shares held by the spouse of Masood K. Tayebi, and 2,000,000 shares held by the spouse as a trustee of a revocable living trust. Excludes 646,137 shares held by the spouse of Masood K. Tayebi as trustee of a grantor retained annuity trust. Masood K. Tayebi disclaims beneficial ownership of such shares.

(9)
Includes 112,000 shares subject to options exercisable within 60 days from March 25, 2005.

(10)
Includes 186,363 shares subject to options exercisable within 60 days from March 25, 2005.

(11)
Includes 126,042 shares subject to options exercisable within 60 days from March 25, 2005.

(12)
Includes 54,167 shares subject to options exercisable within 60 days from March 25, 2005.

(13)
Includes 57,557 shares subject to options exercisable within 60 days of March 25, 2005.

Our Board of Directors

        Our Board of Directors is responsible for overseeing the management of our business. We keep Directors informed of our business at meetings and through reports and analyses presented to the Board and committees of the Board. Regular communications between our Directors and management also occur apart from meetings of the Board and committees of the Board.

        Our Board of Directors currently consists of seven members, all of which are elected annually by our stockholders. In May 2004, William Owens resigned from the Board and our remaining Directors elected Andrew M. Leitch to fill the vacancy in April 2005. The stockholders elected all of our current Directors other than Mr. Leitch at our last annual meeting. Our Board of Directors has adopted a "Director Attendance at Annual Meeting Policy" which is available for review on our website at www.wfinet.com.

        Our Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named. We have no reason to believe that the nominees for election will not be able to serve their full terms. However, the representatives appointed to vote the proxies will have discretionary authority to vote for others if any nominee is unable or unwilling to serve.

        The following information is presented for our current directors, including all nominees for election, with respect to their ages and biographical backgrounds.

Name	Age	Position
Masood K. Tayebi, Ph.D.	43	Executive Chairman
Scott I. Anderson(1)(3)	46	Director
Bandel L. Carano(2)(3)	43	Director
Eric M. DeMarco	41	Director, CEO and President
William A. Hoglund(1)(3)	51	Director
Scot B. Jarvis(1)(2)(3)	44	Director
Andrew M. Leitch(1)(3)	61	Director

(1)
Member of our Audit Committee

(2)
Member of our Compensation Committee

(3)
Member of our Nominating Committee

Biographical Information about Our Directors

        Masood K. Tayebi, Ph.D. was a co-founder of WFI in 1994 and has served as a Director since inception. Dr. Tayebi served as our President from inception to September 2000, and as our Chief Executive Officer from September 2000 to April 1, 2004. Dr. Tayebi has been the Executive Chairman of WFI since April 2002. From 1993 to 1994, he was Senior Manager of Engineering and the head of the Technology and Special Projects Department for LCC/TSI, a provider of network design services and products. From 1992 to 1993, Dr. Tayebi served as a consultant to LCC/TSI. Dr. Tayebi received an M.S. in Electronics Engineering from the University of Southampton and a Ph.D. in Mobile Radio Propagation from the University of Liverpool, United Kingdom.

        Scott I. Anderson has served as a Director of WFI since February 1997. Since 1997, Mr. Anderson has been a member of Cedar Grove Partners, LLC, an investment and advisory concern. Since 1998, Mr. Anderson has also been a member of Cedar Grove Investments, LLC. Mr. Anderson was with McCaw Cellular/AT&T Wireless, most recently as Senior Vice President of Acquisitions and Development. Mr. Anderson serves on the board of directors of Triton PCS, is an observer on the board of directors of Telephia, Inc., and Callvision, Inc.; and is the manager of Von Donop Inlet PCS, LLC. He holds a B.A. in History from the University of Washington and a J.D. from the University of Washington Law School.

        Bandel L. Carano served as a Director of WFI from August 1998 to June 2001, and re-joined our Board of Directors in October 2001. Since 1987, he has been a general partner of Oak Investment Partners, Inc., a venture capital firm. Mr. Carano served on the Investment Advisory Board of the Stanford Engineering Venture Fund. Mr. Carano also serves on the board of directors of Airgo Networks, Tele Atlas, Tensilica, Visto and several other private companies. He holds a B.S. and an M.S. in Electrical Engineering from Stanford University. Mr. Carano was nominated and elected as one of our Directors pursuant to the terms of a purchase agreement among the Company and certain of its stockholders in connection with the sale of the Company's Series A convertible preferred stock in October 2001.

        Eric M. DeMarco joined WFI in November 2003 as President and Chief Operating Officer. Mr. DeMarco was appointed a Director and assumed the role of Chief Executive Officer effective April 1, 2004. Prior to coming to WFI, Mr. DeMarco most recently served as President and Chief Operating Officer of The Titan Corporation ("Titan"). Prior to his promotion to President and Chief Operating

Officer, Mr. DeMarco served as Executive Vice President and Chief Financial Officer of Titan. Prior to joining Titan, Mr. DeMarco served in a variety of public accounting positions primarily focusing on large multinational corporations and publicly traded companies. Mr. DeMarco holds a Bachelor of Science, Business Administration and Finance, Summa Cum Laude, from the University of New Hampshire.

        William A. Hoglund has served as a Director of WFI since February 2001. Mr. Hoglund is also a member of Safeboats International, LLC. From 1996 to 2000 Mr. Hoglund served as the Vice President and Chief Financial Officer of Eagle River, LLC, a private investment company. During his tenure at Eagle River, Mr. Hoglund was also a director of Nextel Communications, Inc. and Nextlink Communications, Inc. Mr. Hoglund holds a B.A. in Management Science and German Literature from Duke University and an MBA from the University of Chicago.

        Scot B. Jarvis has served as a Director of WFI since February 1997. Mr. Jarvis co-founded Cedar Grove Partners, LLC in 1997, an investment and consulting/advisory partnership, and has served as a member since its founding. Mr. Jarvis serves on the corporate boards of Excel Switching, Wavelink, Visto, SkyPipeline, Slingshot Sports and Ultratouch. Mr. Jarvis holds a B.A. in Business Administration from the University of Washington.

        Andrew M. Leitch has been a Director of WFI since April 2005. Mr. Leitch retired in March 2000 from Deloitte & Touche where he had been a partner since 1978. From 1983 to 1986 he was the managing partner of the Singapore office, and from 1988 to 1990 he was the managing partner of the Hong Kong office. In 1985, Mr. Leitch was a founder of Deloitte's Asia Board of Partners and served as Chairman until 1990. From 1990 through 2000, Mr. Leitch held various executive positions within Deloitte's Asia operations, retiring as Vice Chairman, Management Committee, Hong Kong. Mr. Leitch currently serves on the board of directors and as Audit Committee Chairman of Blackbaud, Inc. and Aldila, Inc. and is also a board member of two private companies within the Kerry Packer Group as well as Citicorp Everbright China Fund Limited. Mr. Leitch is a Certified Public Accountant.

Corporate Governance

Meeting Attendance

        Our Board of Directors normally meets quarterly, but may hold additional meetings as required. During fiscal 2004, the Board held four regularly scheduled meetings and one special meeting and acted by unanimous written consent nine times. Each Director attended at least 75% of the Board meetings he was eligible to attend and at least 75% of the meetings of each committee of the Board on which he was serving. Two of our Directors attended last year's annual meeting of stockholders.

Independent Directors

        Our Board of Directors has unanimously determined that five of our Directors, Messrs. Anderson, Carano, Jarvis, Hoglund and Leitch, who constitute a majority of our Board of Directors, are "independent" Directors as that term is defined by NASD Marketplace Rule 4200(a)(15). In making this determination, the Board has affirmatively determined, considering broadly all relevant facts and circumstances regarding each independent Director, that none of the independent Directors has a material relationship with us (either directly or as a partner, stockholder, officer or affiliate of an organization that has a relationship with us). Dr. Tayebi and Mr. DeMarco are not considered "independent" because they are either currently, or have within the last three years been, employed by WFI.

Committees of the Board of Directors

  Audit Committee

        Our Audit Committee consists of Messrs. Anderson (Chairperson), Hoglund, Jarvis and Leitch. Our Board of Directors has affirmatively determined that each member of the Audit Committee is independent under NASD Marketplace Rule 4200(a)(15), and meets all other qualifications under NASD Marketplace Rule 4350(d)(2), the Sarbanes-Oxley Act of 2002 and applicable rules of the Securities and Exchange Commission. Our Board of Directors has also affirmatively determined that Messrs. Hoglund and Leitch each qualify as an "audit committee financial expert" as such term is defined in Regulation S-K of the Securities Act of 1933. During 2004, the Audit Committee held four regular meetings and eighteen special meetings. Mr. Leitch was appointed to the Audit Committee on April 4, 2005 and did not attend any Audit Committee meetings in 2004.

        The Audit Committee acts pursuant to a written charter; a copy was attached as Appendix A to our proxy statement for our annual meeting of stockholders in 2004. The Audit Committee Charter is also available for review on our website at www.wfinet.com. The Audit Committee has reviewed and reassessed the Audit Committee Charter and believes that the Audit Committee Charter adequately meets the needs of WFI as well as the requirements of NASD Marketplace Rule 4350(d)(1).

        Under its Charter, the Audit Committee:

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  Is directly and solely responsible for the appointment, compensation, retention, and as necessary, the termination of our independent registered public accounting firm;

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  Oversees the audit activities of our independent registered public accounting firm with such independent registered public accounting firm reporting directly to the Committee;

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  Reviews and discusses with our independent registered public accounting firm, the scope, results and integrity of our annual audit and financial statements, our compliance with legal and regulatory requirements and the performance of our internal auditors;

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  Consults with our independent registered public accounting firm to ensure rotation of the lead audit partner at least every five years and the timing of such rotation;

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  Oversees the independence of our independent registered public accounting firm;

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  Evaluates our independent registered public accounting firms' performance; and reviews and considers our independent registered public accounting firm's comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and

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  Reviews compliance with certain corporate policies and discharges such other duties as may from time to time be assigned to it by the Board of Directors.

  Compensation Committee

        The Compensation Committee consists of Messrs. Carano and Jarvis (Chairperson). Our Board of Directors has affirmatively determined that each member of the Compensation Committee is independent as such term is defined under NASD Marketplace Rule 4200(a)(15). The Compensation Committee met four times and acted by unanimous written consent twenty times during 2004. Our Board of Directors has adopted a charter for the Compensation Committee and a copy of that charter is available for review on our website at www.wfinet.com.

        Under its Charter, the Compensation Committee:

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  Takes any and all action with respect to fixing the compensation level of officers and employees of WFI, including the compensation of our Chief Executive Officer;

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  Develops and implements compensation policies that will clearly articulate the relationship of corporate performance to executive compensation and will attract and retain high quality executives;

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  Proposes for adoption by the Board of Directors and, if applicable, ratification by our stockholders, compensation plans, including but not limited to, stock option, stock appreciation rights, pension and profit sharing, stock purchase and deferred compensation plans and other similar programs and any amendments thereto or terminations thereof;

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  Grants rights, sets participation guidelines and interests in compensation plans to eligible participants;

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  Reviews and approves other such compensation matters referred to the Committee by the Board of Directors or the Chief Executive Officer;

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  Prepares a report to be filed with the Proxy Statement or Information Statement disclosing the compensation policies of WFI applicable to our Executive Officers; and

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  Reports from time to time to the Board of Directors on the Committee's actions.

  Nominating Committee

        Our Nominating Committee is composed of Messrs. Anderson, Carano, Hoglund Jarvis and Leitch. The Nominating Committee evaluates and recommends to the Board of Directors nominees for each election of Directors.

        In fulfilling its responsibilities, the Nominating Committee considers the following factors:

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  The appropriate size of the Company's Board and its committees;

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  The needs of the Company with respect to the particular talents and experience of its Directors;

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  The knowledge, skills and experience of nominees, including experience in the wireless communications industry devices, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

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  Experience with accounting rules and practices;

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  Applicable regulatory and securities exchange/association requirements;

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  Appreciation of the relationship of the Company's business to the changing needs of society; and

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  A balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

        The Nominating Committee's goal is to assemble a Board that brings to WFI a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating Committee also considers candidates with appropriate non-business backgrounds.

        Other than the foregoing, there are no stated minimum criteria for Director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of WFI and its stockholders. The Nominating Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that at least a majority of the members of the Board must meet the definition of "independent director" under NASD Marketplace Rules or the listing standards of any other applicable self regulatory organization. The Nominating Committee also believes it appropriate for certain key members of the Company's management to participate as members of the Board.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. If the Nominating Committee believes that the Board requires additional candidates for nomination, the Nominating Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

        The Nominating Committee will evaluate any recommendation for Director nominee proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company's common stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with the Company's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year's annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to the Corporate Secretary in writing at 4810 Eastgate Mall, San Diego, California 92121 and must contain the following information:

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  A statement by the stockholder that he/she is the holder of at least 1% of the Company's common stock and that the stock has been held for at least a year prior to the date of the submission and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

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  The candidate's name, age, contact information and current principal occupation or employment;

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  A description of the candidate's qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

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  The candidate's resume; and

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  Three references.

        The Nominating Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, using the criteria stated above.

        All Directors and Director nominees will submit a completed form of Directors' and Officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

        The Nominating Committee has adopted a Nominating Committee Charter as of April 1, 2005 that is available for review on our website at www.wfinet.com.

Communications with Directors

        The Board has adopted a Communications with Directors Policy. The Communications with Directors Policy is available for review on our website at www.wfinet.com.

Code of Ethics

        Our Board of Directors has adopted a Code of Ethics that applies to all of our Directors, officers and employees. The Code of Ethics is available for review on our website at www.wfinet.com; the Code of Ethics is also available in print, without charge, to any stockholder who requests a copy by writing to us at WFI, 4810 Eastgate Mall, San Diego, California, 92121, Attention: Investor Relations. Each of our Directors, officers, including our Chief Executive Officer, Chief Financial Officer and Corporate Controller, and all of our other principal executive officers and employees is required to be familiar with the Code of Ethics and to certify compliance annually. There have not been any waivers of the Code of Ethics relating to any of our executive officers or Directors in the past year.

Director Compensation

        Directors who are not our employees receive the following quarterly retainer and committee fees:

Quarterly Retainer	$3,500
Audit Committee Chair	$3,000
Audit Committee Chair Regular Meeting Fee	$2,000
Audit Committee Chair Calls	$1,000
Other Audit Chair Matters	$1,000 to $4,000 (as determined by Board Chairman)
Committee Chair Retainer	$1,000
Board Meetings	$4,000
Board Conference Calls	$2,000
Committee Meetings (per meeting)	$1,000
Committee Conference Calls	$500
Annual Stock Option Grant	20,000 shares

All fees are paid quarterly in arrears.

        The Directors' compensation schedule was approved by the Board of Directors on June 2, 2004 upon recommendation of the Compensation Committee and was modified on November 18, 2004 with respect to Audit Committee and Audit Committee Chair fees in light of the increased responsibilities of the Audit Committee under the Sarbanes-Oxley Act of 2002. Additionally, in February 2005 the Board of Directors approved a Directors Stock Fee Program whereby our Directors may elect to receive all or a portion of their fees in shares of our common stock. If elected, the common stock they receive is valued based on the closing trading value of our common stock the day immediately preceding the regularly scheduled Board of Directors Meeting for the quarter. Directors also receive reimbursement for out-of-pocket expenses related to their duties, including, but not limited to, travel, car rental and lodging fees.

        In addition, upon election to the Board, each Director receives a stock option grant to purchase 20,000 shares of our common stock. Directors also receive an annual stock option grant of 20,000 shares on January 1 of each year. All options are granted under our 1999 Equity Incentive Plan at the closing trading price of our common stock on the day immediately preceding the stock option grant. Options granted to our Directors vest over 4 years and have ten year terms. The vesting of the options will accelerate upon a change of control of WFI.

        Directors who are employees of ours did not receive any compensation for their services as members of the Board of Directors.

Management

        Our executive officers and their respective positions are set forth in the following table. Biographical information of each executive officer who is not also a Director is set forth following the table. There are no family relationships between any Director or executive officer and any other Director or executive officer of WFI. Executive officers serve at the discretion of our Board of Directors.

Executive Officers

Name	Position	Age	Year in Which He/She Became Officer
Masood K. Tayebi, Ph.D.	Executive Chairman of the Board	43	1997
Eric M. DeMarco	Chief Executive Officer and President	41	2003
Rochelle R. Bold	Senior Vice President—Corporate Development, Strategic Planning and Investor Relations	36	2003
James R. Edwards	Senior Vice President, General Counsel and Secretary	53	2004
Deanna Hom Lund	Senior Vice President and Chief Financial Officer	37	2004
Laura L. Siegal	Vice President Finance, Treasurer and Risk Management	42	2004
Carol A. Clay	Vice President and Corporate Controller	46	2004

        The term of office of each executive officer is until his or her respective successor is elected and has been qualified, or until his or her earlier death, resignation or removal. Historically, the Board has elected officers annually at its first meeting following the Annual Meeting of Stockholders.

        Dr. Tayebi and Mr. DeMarco's biographical information is included with those of the other members of our Board of Directors.

        Ms. Bold joined WFI in November 2003 as Senior Vice President—Corporate Development, Strategic Planning and Investor Relations. Before joining WFI, Ms. Bold most recently served as Vice President, Investor Relations for The Titan Corporation. Additional responsibilities in the areas of corporate development and strategic planning included serving as a key member of the major financings team, analyzing and making recommendations on acquisition targets and strategic investment opportunities, and recruiting and hiring senior managers of corporate subsidiaries. Prior to joining Titan, Ms. Bold headed investor relations for a wireless communications carrier. Prior to that, Ms. Bold served in a variety of public policy positions on Capitol Hill and in the private sector. Ms. Bold received her J.D. from the University of San Diego, School of Law and earned her B. A. in Political Science from the University of California, Los Angeles. She is a member of the State Bar of California.

        Mr. Edwards has been our Senior Vice President, General Counsel and Secretary since April 2004. Prior to joining WFI, Mr. Edwards most recently served as Senior Legal Counsel for Qualcomm Incorporated working with Qualcomm's Global Development Group and Ventures Group. Prior to joining Qualcomm, Mr. Edwards served as Vice President, General Counsel and Secretary of Wireless Knowledge, Inc., a Qualcomm subsidiary; Vice President, General Counsel and Secretary of Vapotronics, Inc., a developer of medical device technologies; Vice President, General Counsel and Secretary of General Atomics, an energy and defense contractor focused on advanced technology Research and Development; and General Counsel and Secretary of Logicon, Inc., a defense contractor. Mr. Edwards has been a member of the board of directors of IWT Tesoro Corporation since 2002. Mr. Edwards is a graduate of the University of San Diego, School of Law, where he received his Juris

Doctorate, and of Colorado State University, where he received his Bachelor of Science Degree in Psychology, Cum Laude.

        Ms. Lund has been our Senior Vice President and Chief Financial Officer since April 2004. Prior to joining WFI, Ms. Lund most recently served as Vice President of The Titan Corporation from July 1998 and Titan's Corporate Controller from December 1996. Ms. Lund was also Titan's Corporate Manager of Operations Analysis from 1993 to 1996. Prior thereto, Ms. Lund worked for Arthur Andersen LLP. Ms. Lund received her bachelor's degree in accounting from San Diego State University, magna cum laude, and is a certified Public Accountant.

        Ms. Siegal has served as our Vice President of Finance and Treasurer since September 2004. Ms. Siegal joined WFI in August 2000 and has served as our Treasurer since December 2003, our Director of Corporate Planning from August 2002 to December 2003, our Director of Financial Planning and Analysis from January 2001 to August 2002, and our Director of Purchasing from August 2000 to January 2001. Throughout her career, Ms. Siegal has held a variety of financial management positions in technology and consulting companies including Controller of MEC Analytical Systems. Ms. Siegal received a bachelor's degree in Economics from the University of California, San Diego.

        Ms. Clay has been our Vice President and Corporate Controller since September 2004 and joined WFI in July 2004. Prior to joining WFI, beginning in 2003 Ms. Clay was employed as Corporate Controller of CardioNet, a provider and developer of integrated technology and services for mobile, outpatient cardiac telemetry. From 1988 to 2003, she held various positions at Deloitte and Touche LLP, most recently as Audit Senior Manager. Ms. Clay holds a Masters in Accounting from the University of Iowa and is a Certified Public Accountant.

Executive Compensation

        The reports of the Compensation Committee and the Audit Committee, reference to the Audit Committee members and the stock performance graph should not be considered "soliciting material" and should not be considered "filed" with the Securities and Exchange Commission as part of this proxy statement. Any current or future cross-references to this proxy statement in filings with the Securities and Exchange Commission under either the Securities Act or the Securities Exchange Act will not include such reports or the graph reproduced below, except to the extent WFI specifically incorporates it by reference in such filing.

Compensation Committee Report on Executive Compensation

        The Compensation Committee is composed of two members of our Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Compensation Committee receives and approves each of the elements of the executive compensation program of our company and continually assesses the effectiveness and competitiveness of the program. In addition, the Compensation Committee administers the compensation and employee benefit plans, which include primarily the 1997 Stock Option Plan, the 1999 Equity Incentive Plan, the 2000 Nonstatutory Stock Option Plan, and the 1999 Employee Stock Purchase Plan (collectively, the "Option Plans"), and reviews with our Board of Directors all aspects of the compensation structure for our company's executives. Set forth below in full is the Report of the Compensation Committee regarding compensation paid by us to our executive officers during 2004.

  Compensation Philosophy

        Our executive compensation program is based upon a pay-for-performance philosophy. The executive compensation program is designed to provide value to the executive based on the extent of individual performance, our performance versus budgeted revenue and net income targets and other financial measures, our longer-term financial performance and total return to stockholders, including the extent by which share price appreciation meets, exceeds or falls short of expectations. Under this program design, incentive payments that closely track our financial performance can exceed targeted levels only when company performance levels as a whole exceed expectations.

  Elements of the Executive Compensation Program

          Base Salary.    As a general matter, the base salary for each executive is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary and competitive salary information. Year-to-year adjustments to each executive officer's base salary are determined by the executive's success in contributing to our company's short and long-term objectives. Short-term objectives include gross profit and gross margin, operating income and operating income margin, and net earnings and net earnings margin. Long-term objectives include the timely development of new service offerings, enhancements and improvements to existing service offerings, identification of new markets for our company's services, development and execution of plans to address identified market opportunities, adequate control over and efficient use of our assets, and share price appreciation. Relative weights are not assigned to the factors considered in establishing base salaries.

          Annual Incentive Bonuses.    In addition to base salary, our company provides executive officers and other key managers incentive compensation in the form of annual discretionary basis bonuses of cash or options to purchase common stock in our Company.

          Deferred Compensation Plan.    Our company provides our executive officers and other eligible highly compensated employees with the opportunity to defer up to eighty percent (80%) of their cash compensation derived from base salary, bonus awards and/or commissions pursuant to our Nonqualified Deferred Compensation Plan ("Compensation Plan"). The deferrals reduce a participant's current taxable income and allow the participant to accumulate savings on a tax deferred basis. In addition, WFI may, in its sole and absolute discretion, make annual discretionary contributions, including matching contributions to the Compensation Plan. To date, WFI has not made any such contributions. Deferrals (and WFI contributions, if applicable) are adjusted for gain or loss based on the performance of one or more investment options selected by the participant from among investment funds chosen by a committee appointed by the Compensation Committee to administer the Compensation Plan. Generally, all distributions under the Compensation Plan will be made in a single lump sum, although participants that terminate their employment as a result of their retirement may elect to receive distributions in annual installments.

          Long-Term Incentives.    Our company provides our executive officers with long-term incentives through our option plans. The Option Plans' primary objective is to provide an incentive for the executive officers to make decisions and take actions that maximize long-term stockholder value. Each plan promotes this long-term focus using vesting periods. Most initial options currently vest over a four year period from the date of grant, twenty-five percent on the first anniversary of the date of grant and the balance vesting monthly over the remaining three years. Subsequent option grants to employees with over one year of service vest on a monthly basis over a four year period. The Compensation Committee reviews and approves all grants made to officers of our company under the Option Plans and in connection with initial hiring, promotions, extraordinary achievements or compensation adjustments. In addition to these factors, the size and timing of grants are generally subject to policies established by the Compensation Committee regarding the position of the grantee within our company, the overall number of options actually granted to such optionee in the past, and the extent of vesting of such grants.

  CEO Compensation

        Mr. DeMarco's base salary was established pursuant to his employment agreement. The Compensation Committee believes that the total compensation of our President and Chief Executive

Officer is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the Compensation Committee reviews the Chief Executive Officer's compensation arrangement, the individual performance for the calendar year under review, as well as our company's performance. In determining Mr. DeMarco's bonus for 2004, the Compensation Committee considered his achievement of personal goals and contributions to our company, and his role in implementing strategic and financial initiatives designed to increase our company's development and growth efforts. In March 2005, the Compensation Committee determined that no bonus would be paid to Mr. DeMarco for 2004 performance. In addition, the Compensation Committee determined that no other employee of WFI would be paid a bonus for 2004 performance other than cash payments to two of our company's vice presidents solely for their efforts in connection with the restatement of the company's financial statements. In August 2004, Mr. DeMarco was granted options under the 1999 Equity Incentive Plan to purchase 500,000 shares of our common stock at $6.05 per share.

  Section 162(m) Compliance

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1.0 million per executive per year. Performance-based compensation tied to the attainment of specific goals is excluded from the limitation. Our stockholders have previously approved the Option Plans, qualifying options and stock appreciation rights under these plans as performance-based compensation exempt from the Section 162(m) limits. Other awards under these plans also may qualify as performance-based compensation in the discretion of the Compensation Committee. In addition, the Compensation Committee intends to evaluate our executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of our stockholders.

  Conclusion

        Through the programs described above, a significant portion of our compensation program and realization of its benefits is contingent on both our company and individual performance.

        The foregoing report has been furnished by the Compensation Committee.

  Scot B. Jarvis, Chairperson
  Bandel L. Carano

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee are, or have been employees of WFI. None of our current executive officers has ever served as a member of a board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee during the last fiscal year.

Summary Compensation Table

        The following table shows, for each of the fiscal years ended December 27, 2002, December 26, 2003, and December 31, 2004, the cash compensation paid by us and any of our subsidiaries or divisions, as well as certain other compensation paid or accrued for those years, to our Chief Executive Officer, our four other most highly compensated executive officers and two former executive officers in 2004 (the "Named Executive Officers") in all capacities in which they served. As noted, one Named Executive Officer ceased to serve as an executive officer in 2004, and another resigned in 2004. The compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees.

Long-Term Compensation
Annual Compensation
Securities Underlying Options/SARs (#)(C)
Name and Principal Position	Year	Salary ($)(A)	Bonus ($)(B)		All Other Compensation ($)(D)
Masood K. Tayebi, Ph.D.* Executive Chairman	2004 2003 2002	208,767 267,684 -0-	55,490 -0- -0-	-0- -0- -0-	-0- -0- 3,250
Eric M. DeMarco** Chief Executive Officer and President	2004 2003 2002	280,288 27,520 —	-0- -0- —	500,000 1,250,000 —	2,996 -0- —
Farzad Ghassemi*** Former Executive Vice President and President Wireless Network Services	2004 2003 2002	195,960 221,558 302,391	140,000 -0- -0-	65,000 80,000 104,000	-0- -0- -0-
David L. Knutson Executive Vice President of Wireless Network Services	2004 2003 2002	178,364 80,770 —	32,667 20,000 —	40,000 300,000 —	1,021 -0- —
Frankie Farjood**** Former Executive Vice President and President Enterprise Network Services	2004 2003 2002	137,283 222,442 143,653	123,500 -0- -0-	-0- 80,000 112,000	-0- -0- -0-
Laura L. Siegal Vice President Finance Treasurer & Risk Management	2004 2003 2002	159,900 119,998 119,998	56,000 -0- -0-	26,500 20,000 36,000	1,284 -0- -0-
Deanna Hom Lund Senior Vice President and Chief Financial Officer	2004 2003 2002	145,385 — —	30,000 — —	300,000 — —	1,817 — —

*
Dr. Tayebi served as our Chief Executive Officer until April 1, 2004. Dr. Tayebi voluntarily declined to be paid any salary from April 1, 2001 through December 27, 2002.

**
Mr. DeMarco joined WFI in November 2003 as President and Chief Operating Officer and was elected Chief Executive Officer on April 1, 2004.

***
Mr. Ghassemi served as our Executive Vice President until April 1, 2004 and President of our Wireless Network Services Division until October 2004.

****
Effective January 28, 2004, Mr. Farjood resigned as an officer of WFI. He had served as our Executive Vice President and President of our Enterprise Network Services Division since July 2002.

(A)
Amounts shown include cash compensation earned and received by the executive officers as well as amounts earned but deferred at the election of those officers.

(B)
Amounts shown include bonus cash compensation consisting of the following: Dr. Tayebi, $55,490 bonus earned in 2003 and paid in 2004; Messrs. Ghassemi and Farjood, bonuses earned in 2003 and paid in 2004; Mr. Knutson, bonus earned and paid in 2003 and bonus earned and paid in 2004 (this bonus was paid to Mr. Knutson pursuant to terms set for in his employment offer letter); Ms. Siegal, $36,000 bonus earned in 2003 and paid in 2004 and $20,000 bonus earned and paid in 2004 for efforts expended in connection with the Company's restatement; and, Ms. Lund, bonus earned and paid in 2004 for efforts expended in connection with the Company's restatement.

(C)
Amounts shown consist of option grants at fair market value under our 1999 Equity Incentive Plan and 2000 Nonstatutory Stock Option Plan.

(D)
Amounts shown consist of (i) our matching contribution to our 401(k) Retirement Plan, and (ii) other compensation. Amounts shown for fiscal year 2004 for the executive officers consist of the following elements of compensation: Mr. DeMarco: (i) $307, and (ii) $2,689 consisting of automobile lease payments; Mr. Knutson: (i) $1,021; Ms. Siegal: (i) $1,284; and Ms. Lund: (i) $1,817. Amount shown for fiscal year 2002 for Dr. Tayebi: (i) -0-; and (ii) $3,250 related to group term life insurance premiums paid by the Company.

        On November 18, 2004, our Board of Directors adopted the Wireless Facilities, Inc. Nonqualified Deferred Compensation Plan, effective as of January 1, 2005 (the "Compensation Plan"). The Compensation Plan provides our executive officers and other eligible highly compensated employees with the opportunity to defer up to eighty percent (80%) of their cash compensation derived from base salary, bonus awards and/or commissions pursuant to the Compensation Plan. The deferrals reduce a participant's current taxable income and allow the participant to accumulate savings on a tax deferred basis. In addition, WFI may, in its sole and absolute discretion, make annual discretionary contributions, including matching contributions to the Compensation Plan. To date, WFI has not made any such contributions. Deferrals (and WFI contributions, if applicable) are adjusted for gain or loss based on the performance of one or more investment options selected by the participant from among investment funds chosen by a committee appointed by the Compensation Committee to administer the Compensation Plan. Generally, all distributions under the Compensation Plan will be made in a single lump sum, although participants that terminate their employment as a result of their retirement may elect to receive distributions in annual installments. WFI may, in its sole discretion, suspend or terminate the Compensation Plan or revise or amend it in any respect whatsoever; provided, however that no such action may reduce amounts credited to deferral accounts and such accounts will continue to be owed to the participants or beneficiaries.

Employment Contracts, Termination of Employment and Change of Control Arrangements

        In addition to other compensation arrangements described elsewhere in this proxy statement, we have entered into agreements with two of the Named Executive Officers herein as follows:

          On November 14, 2003, we entered into an Executive Employment Agreement with Mr. DeMarco in connection with his duties as an executive of WFI. Among other things, the terms of the agreement provide for Mr. DeMarco's compensation, eligibility to receive annual incentive awards and to participate in long-term incentive, employee benefit and retirement programs. In the event that Mr. DeMarco is terminated without cause, he will be entitled to a lump sum equal to three times the sum of his current base salary, plus three times his target bonus potential for the year, less any bonus already received for such year, vesting of all outstanding stock options and participation for Mr. DeMarco and his dependents in our employee health care program for one-year or until Mr. DeMarco procures health care coverage through another employer. Additionally, in the event that there is a change of control of WFI, Mr. DeMarco shall be entitled to accelerated vesting of 50% of all outstanding and unvested stock options. Furthermore, Mr. DeMarco shall also be entitled to the severance compensation described above should Mr. DeMarco's employment be terminated as a result of such change in control.

          Under Mr. DeMarco's agreement, a change in control is deemed to have occurred in the event of any one of the following occurrences: (i) the acquisition by an individual person or entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of related transaction, of more than 50% of WFI's outstanding voting securities; (ii) a merger or consolidation of WFI with or into another entity after which WFI's stockholders immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity; (iii) a sale of all or substantially all of WFI's assets; or (iv) the change in the majority of the Board of Directors pursuant to a successful hostile proxy contest.

          On March 28, 2005, we entered into a Change in Control Agreement with Ms. Lund. The terms of this agreement provide that upon a change in control of WFI, Ms. Lund shall be entitled to accelerated vesting of 50% of all of her outstanding and unvested stock options and any applicable stock appreciation rights. Upon the one-year anniversary or a triggering event, as defined in the agreement, whichever occurs first, all remaining unvested stock options and applicable stock appreciation rights shall be fully vested. Additionally, if as a result of such change in control, Ms. Lund is terminated without cause, or voluntarily resigns as a result of a triggering event, as defined in the agreement, Ms. Lund shall be entitled to severance compensation, equal to one year base salary then in effect plus her maximum bonus amount for such fiscal year, with all such severance compensation conditioned upon Ms. Lund executing a separation agreement with a release of claims reasonably satisfactory to WFI.

          Under this Change in Control Agreement, a Change in Control is deemed to have occurred in the event of (i) the acquisition by an individual person or entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of transactions, of more than 50% of the outstanding voting securities of WFI; (ii) a merger or consolidation of WFI with or into another entity after which the stockholders of WFI immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity; (iii) any action or event that results in the Board of Directors consisting of fewer than a majority of Incumbent Directors ("Incumbent Directors" shall mean directors who either (A) are directors of WFI as of the date of the Change in Control Agreement, or (B) are elected or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination); or (iv) a sale of all or substantially all of the assets of WFI.

Option Grants in Last Fiscal Year

        WFI grants options to the Named Executive Officers under our 1999 Equity Incentive Plan. The following table contains information concerning the grant of stock options made during fiscal 2004 under our long-term incentive programs to the Named Executive Officers:

	Individual Grants
	Number of Securities Underlying Options Granted(B)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(F)
		% of Total Options Granted to Employees in Fiscal Year(C)
Name(A)			Exercise Price ($/Sh)(D)	Expiration Date(E)
					5% ($)	10% ($)
Masood K. Tayebi, Ph.D.	-0-	-0-	N/A	N/A	N/A	N/A
Eric M. DeMarco	500,000	13.41	6.05	08/18/14	1,902,406	4,821,070
Farzad Ghassemi*	50,000	1.34	11.06	04/08/14	347,778	881,339
	15,000	0.40	6.05	08/18/14	57,072	144,632
Frankie Farjood**	-0-	-0-	N/A	N/A	N/A	N/A
David L. Knutson	25,000	0.67	9.57	05/25/14	150,463	381,302
	15,000	0.40	6.05	08/18/14	57,072	144,632
Laura L. Siegal	18,000	0.48	11.06	04/08/14	125,200	317,282
	8,500	0.22	6.05	08/18/14	32,340	81,958
Deanna Hom Lund	200,000	5.37	10.42	04/20/14	1,310,616	3,321,359
	100,000	2.68	\6.05	08/18/14	380,481	964,214

*
Mr. Ghassemi served as our Executive Vice President until April 1, 2004 and President of our Wireless Network Services Division until October 2004.

**
Effective January 28, 2004, Mr. Farjood resigned as an officer of WFI. He had served as our Executive Vice President and President of our Enterprise Network Services Division since July 2002.

(A)
No SARs were granted to any of the Named Executive Officers during the last fiscal year.

(B)
All grants are at fair market value on the date of grant which is equal to the closing price of our common stock as quoted on the NASDAQ National Market. All grants have terms of 10 years from the date of grant and become exercisable over a period of four years as follows: Mr. DeMarco: 25% of the total grant amount on the first anniversary of the date of grant and thereafter equal monthly installments as to 1/48th of the total grant amount; Mr. Ghassemi: equal monthly installments as to 1/48th of the total grant amount commencing one month after the date of grant; Ms. Siegal: equal monthly installments as to 1/48th of the total grant amount commencing one month after the date of grant; Ms. Lund: 25% of the total grant amount on the first anniversary of the date of grant and thereafter equal monthly installments as to 1/48th of the total grant amount. In addition, Mr. DeMarco and Ms. Lund have entered into certain executive or change in control agreements with WFI which provide for accelerated vesting of their respective option grants under certain circumstances, as more fully described under the section titled "Employment Contracts, Termination of Employment and Change of Control Agreements" in this proxy statement.

(C)
In 2004, employees received stock options covering a total of 3,726,767 shares. As of March 25, 2005, options to purchase a total of 8,409,509 shares (net of cancelled and expired awards) were outstanding under the 1999 Equity Incentive Plan and options to purchase 577,009 shares remained available for grant thereunder.

(D)
The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(E)
The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(F)
Assumes all options are exercised at the end of their respective 10-year terms. Present value was calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of our stock, which will be determined by future events and unknown factors.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value

        The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year 2004:

			Number of Securities Underlying Unexercised Options at December 31, 2004 (#)(C)		Value of Unexercised In-the-Money Options at December 31, 2004 ($)(D)
Name(A)	Shares Acquired On Exercise (#)	Value Realized ($)(B)	Exercisable	Unexercisable	Exercisable	Unexercisable
Masood K. Tayebi, Ph.D.	-0-	-0-	-0-	-0-	-0-	-0-
Eric M. DeMarco	-0-	-0-	338,542	1,411,458	-0-	1,695,000
Farzad Ghassemi*	-0-	-0-	168,132	106,459	781,507	242,241
Frankie Farjood**	85,000	250,132	112,000	-0-	583,520	-0-
David L. Knutson	-0-	-0-	94,271	245,729	152,081	272,268
Laura L. Siegal	-0-	-0-	52,713	34,875	215,247	26,414
Deanna Hom Lund	-0-	-0-	-0-	300,000	-0-	339,000

*
Mr. Ghassemi served as our Executive Vice President until April 1, 2004 and President of our Wireless Network Services Division until October 2004.

**
Effective January 28, 2004, Mr. Farjood resigned as an officer of WFI. He had served as our Executive Vice President and President of our Enterprise Network Services Division since July 2002.

(A)
No SARs were owned or exercised by any of the Named Executive Officers during the last fiscal year.

(B)
Aggregate market value of underlying securities on date of exercise, minus the exercise or base price.

(C)
These numbers include both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with exercise prices below the market price of our common stock.

(D)
These amounts represent the aggregate number of in-the-money options, multiplied by the difference between $9.44, the closing price of our common stock on the NASDAQ National Market on December 31, 2004, and the exercise price of each option.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2004 regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)(3)(4)	10,218,373	9.73	1,280,423
Equity compensation plans not approved by stockholders(2)	2,620,352	7.00	1,091,781

Total	12,838,725		2,372,204

(1)
Includes 766,331 options under our 1997 Stock Option Plan, 8,607,941 options under our 1999 Equity Incentive Plan and 844,101 shares reserved for issuance under our 1999 Employee Stock Purchase Plan. As of the completion of our initial public offering in November 1999, no further grants have been or will be made under our 1997 Stock Option Plan.

(2)
Includes our 2000 Non-Statutory Stock Option Plan. The 2000 Plan provides for the granting of nonstatutory stock options to employees with exercise prices equal to not less than 85% of the fair market value of our Common Stock on the date of grant. Options granted under the 2000 Plan generally have a 10-year term and vest at the rate set by the Board. Historically, however, options granted under the 2000 Plan have vested at a rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Some of the options that have been granted under the 2000 Plan are subject to full acceleration of vesting in the event of a change of control of the Company.

(3)
Includes 436,322 shares reserved for option grants under our 1999 Equity Incentive Plan and 844,101 shares reserved for issuance under our Employee Stock Purchase Plan.

(4)
Our 1999 Equity Incentive Plan provides for the addition, on January 1 of each year, of the number of shares equal to the least of the following amounts (i) 6,000,000 shares, (ii) 4% of our outstanding shares on such date (rounded to the nearest whole share and calculated on a fully diluted basis, that is assuming the exercise of all outstanding stock options and warrants to purchase our common stock) or (iii) an amount determined by our Board of Directors. For the years 2003, 2004 and 2005 our Board of Directors determined that the number of shares to be added to the 1999 Equity Incentive Plan under this provision should be -0-, -0- and 1,000,000, respectively.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our Directors and the executive officers, and persons who own more than ten percent of a registered class of our equity securities (the "Reporting Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Additionally, the Reporting Persons are required by SEC regulation to furnish WFI with copies of all such Section 16(a) forms they file.

        To the best of our knowledge and based solely upon our review of the copies of such reports furnished to us for the year ended December 31, 2004, and the information provided to us by the Reporting Persons we believe that the Reporting Persons complied with Section 16(a), except for the following: Dr. Tayebi, one Form 4 reportable transaction subsequently reported on Form 5; Massih Tayebi, one late Form 4 reportable transaction and one Form 4 reportable transaction subsequently reported on Form 5; Mr. Hoglund, four late Forms 4 reportable transactions for years 2001 through 2004, all of which were subsequently reported on late Forms 5 in 2005; Mr. DeMarco, one late Form 4 reportable transaction; Mr. Edwards, one late Form 3 and two late Forms 4 reportable transactions; Ms. Lund, one late Form 3 and two late Forms 4 reportable transactions; Ms. Siegal, one late Form 3; and Ms. Clay, a late Form 3.

Stockholder Return Performance Presentation

        Set forth below is a graph comparing cumulative total stockholder return on $100 invested, alternatively, in our common stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Telecommunications Index, on an annual basis for the period commencing on December 31, 1999 and ending on December 31, 2004:(1)

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WIRELESS FACILITIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

*
$100 invested on 12/31/99 in stock or index—including reinvestment of dividends.
Fiscal year ending December 31.

	12/99	12/00	12/01	12/02	12/03	12/04
WIRELESS FACILITIES, INC.	$100.00	$241.67	$44.87	$40.07	$99.07	$21.64
NASDAQ STOCK MARKET (U.S.)	100.00	78.71	62.45	43.17	43.17	40.51
NASDAQ TELECOMMUNICATIONS	100.00	51.31	34.34	15.81	15.81	45.52

(1)
Assumes that $100 was invested on December 31, 1999 at the closing price of our common stock on that date, and each index, and that all dividends have been reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

Certain Relationships and Related Transactions

        On May 30, 2002, the Company issued an aggregate of 90,000 shares of Series B convertible preferred stock, at an aggregate purchase price of $45.0 million, in a private placement to an entity affiliated with one of our Directors (40,000 shares), and to a brother of our Executive Chairman and former Chief Executive Officer (10,000 shares) and to an unrelated third-party investor (40,000 shares). We received $44.9 million of proceeds, net of $0.1 million of issuance costs paid by us. As of March 25, 2005, 64,517 shares of the Series B Convertible Preferred Stock have been converted into common shares.

        Pursuant to the Series B Convertible Preferred Stock agreement, Meritech Capital Partners' Paul S. Madera, Managing Partner, has observation rights at our Board of Director meetings.

        Based upon a review by disinterested members of management and our Board of Directors regarding the terms of comparable transactions available from or involving third parties, we believe that all transactions with related parties described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board of Directors, upon recommendation by the Nominating Committee, has designated the persons named below as nominees for election of Directors, for one-year terms, expiring at our 2006 annual meeting of Stockholders. All nominees are currently serving as Directors of WFI.

Vote Required and Board of Director's Recommendation

        Each Director is elected by a plurality of the votes cast with regard to the election of Directors. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named below, unless a particular proxy card withholds authorization to do so, or provides contrary instructions. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of voting with respect to the election of Directors. Each of the nominees has indicated that he is willing and able to serve as a Director. If, before the Annual Meeting, any nominee becomes unable to serve, an event that is not anticipated by the Board of Directors, the proxies will be voted for the election of whomever the Board of Directors may designate. Beginning on page 8 of this proxy statement, we provide biographical information about each of these nominees for Director under the heading "Biographical Information about Our Directors."

Nominees for Director: Masood K. Tayebi Scott I. Anderson Bandel L. Carano Eric M. DeMarco William A. Hoglund Scot B. Jarvis Andrew M. Leitch

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

PROPOSAL 2—ADOPTION OF OUR 2005 EQUITY INCENTIVE PLAN

General Information

        On March 2, 2005, our Board of Directors adopted, subject to stockholder approval, the Wireless Facilities, Inc. 2005 Equity Incentive Plan (the "2005 Incentive Plan"). There are 3,500,000 shares of our common stock reserved for issuance under the 2005 Incentive Plan.

        We are asking our stockholders to approve our 2005 Incentive Plan as we believe that approval of the Incentive Plan is essential to our continued success. The primary purpose of the 2005 Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, employees and other individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of WFI. Our Board of Directors believes that in a business that is heavily human-capital intensive such as ours, stock options are an important factor in hiring and retaining talented personnel and the Board of Directors desires to increase the number of employees receiving options over time. In the judgment of the Board of Directors, grants under the 2005 Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2005 Incentive Plan participants with those of the stockholders. Finally, in recommending the approval of the 2005 Incentive Plan, the Board of Directors noted that our option overhang is relatively low. Assuming approval of the 2005 Incentive Plan and the issuance of all options thereunder and under all current plans, shares issuable upon the exercise of options would represent approximately 24.3% of our outstanding shares of common stock on a fully-diluted basis.

Summary of the 2005 Incentive Plan

        A summary of the 2005 Incentive Plan is set forth below. This summary is qualified in its entirety by the specific language of the 2005 Incentive Plan, a copy of which is available to any stockholder upon request and which is also attached as Appendix A to this proxy statement as filed with the Securities and Exchange Commission.

Administration

        The 2005 Incentive Plan is administered by the Compensation Committee. Subject to the terms of the 2005 Incentive Plan, the Compensation Committee may select participants to receive awards, determine the types of awards, and terms and conditions of awards, and interpret provisions of the 2005 Incentive Plan. The Compensation Committee determines at what time or times each award may be exercised or settled and the period of time, if any, after retirement, death, disability or termination of employment during which such awards may be exercised, vested or settled. The exercisability and vesting of any award may be accelerated by the Compensation Committee. The 2005 Incentive Plan forbids, without stockholder approval, the repricing of any outstanding stock option or stock appreciation right by an amendment which lowers the exercise price of such awards. However, the 2005 Incentive Plan does authorize, without stockholder approval, a stock option exchange program where such stock options or stock appreciation rights are either transferred to a financial institution for a cash payment or cancelled and replaced with new stock options or stock appreciation rights. The Board of Directors may terminate or amend the 2005 Incentive Plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Common Stock Reserved for Issuance

        The common stock issued or to be issued under the 2005 Incentive Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2005 Incentive Plan.

Eligibility

        Awards may be made under the 2005 Incentive Plan to employees, directors and consultants of WFI or any present or future parent or subsidiary corporation of WFI. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of WFI or any parent or subsidiary corporation of WFI. As of April 1, 2005, WFI had approximately 2,300 employees, including 6 executive officers, -0- consultants, and 5 independent directors who would be eligible under the 2005 Incentive Plan.

Stock Options

        The 2005 Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that WFI grants in substitution for options held by employees of companies that WFI acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer. The exercise price of each indexed stock option, and the terms and adjustments which may be made to such an option, will be determined by the Compensation Committee in its sole discretion at the time of grant. On April 1, 2005, the closing price of the WFI's Common Stock on the Nasdaq National Market was $6.11 per share.

        The 2005 Incentive Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, by a net exercise procedure, or such other lawful consideration as approved by the Compensation Committee, or by any combination of these. Nevertheless, the Compensation Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by WFI, through the optionee's surrender of a portion of the option shares to WFI.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The maximum term of any option granted under the 2005 Incentive Plan is ten years, provided that an incentive stock option granted to a 10% stockholder must have a term not exceeding five years. The Compensation Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

        Generally, stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Compensation Committee in its sole discretion.

Stock Appreciation Rights

        A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of WFI Common Stock between the date of grant of the award and the date of its exercise. WFI will pay the appreciation only in the form of shares of Common Stock. The Compensation Committee may grant stock appreciation rights under the 2005 Incentive Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Compensation Committee. The maximum term of any stock appreciation right granted under the 2005 Incentive Plan is ten years. Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant.

Restricted Stock Awards

        The Compensation Committee may grant restricted stock awards under the 2005 Incentive Plan in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to WFI. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Compensation Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units

        The Compensation Committee may grant restricted stock units under the 2005 Incentive Plan which represent a right to receive shares of Common Stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to WFI. The Compensation Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards. However, the Compensation Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards

        The Compensation Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Compensation Committee determines in writing and sets forth in a written agreement between WFI and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of Common Stock and a dollar amount per unit which may be determined by the Compensation Committee. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof.

        Unless otherwise provided by the Compensation Committee, if a participant's service terminates due to the participant's death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the 2005 Incentive Plan provides that, unless otherwise determined by the Compensation Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Stock Awards

        The 2005 Incentive Plan provides that certain participants who are executives or members of a select group of highly compensated employees may elect to receive, in lieu of payment in cash or stock of all or any portion of such participant's cash and/or stock compensation, an award of deferred stock units. A participant electing to receive deferred stock units will be granted automatically, on the effective date of such deferral election, an award (a "Deferred Stock Unit Award") for a number of stock units equal to the amount of the deferred compensation divided by an amount equal to the fair market value of a share of our Common Stock as quoted by the national or regional securities exchange or market system on which the Common Stock is listed on the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our Common Stock in accordance with the terms and conditions of the Deferred Stock Unit Award. Participants are not required to pay any additional cash consideration in connection with the settlement of a Deferred Stock Unit Award. A participant's compensation not paid in the form of a Deferred Stock Unit Award will be paid in cash in accordance with WFI's normal payment procedures.

        Each Deferred Stock Unit Award will be evidenced by a written agreement between WFI and the participant specifying the number of stock units subject to the award and the other terms and conditions of the Deferred Stock Unit Award, consistent with the requirements of the 2005 Incentive Plan. Deferred Stock Unit Awards are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of Common Stock equal to the number of stock units subject to the award on a date set forth in the participant's written agreement in accordance with the terms of the 2005 Incentive Plan at the time of his or her election to receive the Deferred Stock Unit Award. A holder of stock unit has no voting rights or other rights as a stockholder until shares of Common Stock are issued to the participant in settlement of the stock unit. However, participants holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of Common Stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of Common Stock on the dividend payment date. Prior to settlement, no Deferred Stock Unit Award may be assigned or transferred other than by will or the laws of descent and distribution.

Other Stock-Based Awards

        The Compensation Committee may also grant one or more awards not specifically identified by the terms of the 2005 Incentive Plan that would provide a participant with either: (i) a share of stock; (ii) the right purchase a share of stock; (iii) has a value derived from a share of stock; or (iv) an exercise or conversion privilege related to a share of stock. Other stock-based awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, and any such award may not be transferred by the participant until vested.

Change in Control

        The 2005 Incentive Plan defines a "Change in Control" of WFI as any of the following events upon which the stockholders of WFI immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of WFI's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of WFI, its successor or the corporation to which the assets of WFI were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of WFI's voting stock; (ii) a merger or consolidation in which WFI is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of WFI; or (iv) a liquidation or dissolution of WFI. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

        In the event of a Change in Control and the outstanding stock options and stock appreciation rights are not assumed or replaced, then all unexercisable, unvested or unpaid portions of such outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control.

        Any award not assumed, replaced or exercised prior to the Change in Control will terminate. The 2005 Incentive Plan authorizes the Compensation Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award's written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.

Adjustments for Stock Dividends and Similar Events

        The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2005 Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code (the "Code") limits publicly-held companies such as WFI to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 2005 Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m). To qualify as performance-based:

  •
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  •
  the performance goal under which compensation is paid must be established by a Compensation Committee comprising two or more directors who qualify as outside directors for purposes of the exception;

  •
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  •
  the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        In the case of compensation attributable to stock options, the performance goal requirement (summarized above) is deemed satisfied, and the certification requirement (summarized above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

        One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

  •
  revenue;

  •
  gross margin;

  •
  operating margin;

  •
  operating income;

  •
  pre-tax profit;

  •
  earnings before interest, taxes, depreciation and amortization;

  •
  net income;

  •
  cash flow;

  •
  expenses;

  •
  the market price of Common Stock;

  •
  earnings per share;

  •
  return on stockholder equity;

  •
  return on capital;

  •
  return on net assets;

  •
  economic value added;

  •
  number of customers;

  •
  market share;

  •
  return on investment;

  •
  profit after tax;

  •
  customer satisfaction;

  •
  growth of earnings before interest and taxes; and

  •
  days sales outstanding.

        Under the Section 162(m) of the Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

        In order to comply with Section 162(m) of the Code and ensure compensation attributable to awards under the 2005 Incentive Plan are performance based compensation, the maximum number of shares subject to stock options that can be awarded under the 2005 Incentive Plan to any person is 2,000,000 per year. However, WFI may also make a one-time additional grant of stock options, in an additional amount of 1,000,000 shares, to any newly-hired person bringing such person's first year maximum award to 3,000,000 shares. The maximum number of shares that can be awarded under the 2005 Incentive Plan to any person pursuant to any other type of award (restricted stock, restricted stock units, stock appreciation rights, performance shares or performance units) is also 2,000,000 per year, which may also be increased by an additional 1,000,000 shares for the first year for any newly-hired person. The maximum amount that may be earned as an annual incentive award or other performance cash award in any fiscal year by any one person is $1,000,000.

Federal Income Tax Consequences of the 2005 Incentive Plan

Incentive Stock Options

        The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option. In the case of a grantee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of a grantee who dies, both the time for exercising incentive stock options after termination of employment and the holding period for stock received through the exercise of the option are waived. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code.

Non-Qualified Options

        The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

Restricted Stock

        A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

Deferred Common Stock

        There are no immediate tax consequences of receiving an award of deferred common stock under the 2005 Incentive Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

Restricted Stock Units

        There are no immediate tax consequences of receiving an award of restricted common stock units under the 2005 Incentive Plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

Stock Appreciation Rights

        There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2005 Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Stock Awards

        There are no immediate tax consequences of receiving an award of performance shares under the 2005 Incentive Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income. Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

Performance and Annual Incentive Awards

        The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits

        No awards will be granted under the 2005 Incentive Plan prior to its approval by the WFI stockholders. All awards under the 2005 Incentive Plan will be granted at the discretion of the Compensation Committee, and, accordingly, are not yet determinable. In addition, benefits under the 2005 Incentive Plan, will depend on a number of factors, including the fair market value of WFI's Common Stock on future dates, actual WFI performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2005 Incentive Plan.

Vote Required and Board of Director's Recommendation

        The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2005 Incentive Plan. As a result, abstentions will have the same effect as negative votes. Broker non-votes will have no effect on the vote for this Proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2005 Incentive Plan

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR"
THE ADOPTION OF THE 2005 EQUITY INCENTIVE PLAN

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2005 and has further directed that management submit the selection of independent registered public accounting firm for ratification by our stockholders at our annual meeting. KPMG LLP has audited our financial statements since 1996. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in ours and our stockholders best interests.

        As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended December 31, 2004 by KPMG LLP, our independent registered public accounting firm for that period, is compatible with maintaining the auditor's independence. The following table sets forth the aggregate fees billed to WFI for the fiscal years ended December 26, 2003 and December 31, 2004 by KPMG LLP:

	Fiscal 2003	Fiscal 2004
Audit Fees(1)	$715,000	$1,946,017
Audit-Related Fees(2)	$187,000	$192,847
Tax Fees(3)	$130,000	$196,638
All Other Fees(4)	$-0-	$-0-

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Fiscal 2004 audit fees include approximately $450,000 related to our restatement and approximately $690,000 related to our compliance with the Sarbanes-Oxley Act of 2002.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to due diligence services pertaining to potential business acquisitions/disposition; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002.

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice; international tax compliance, planning and advice; review of federal, state, local and international income franchising and other tax returns.

(4)
All Other Fees consist of fees for products and services other than the services reported above.

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal, at a meeting at which a quorum is present. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

Report of the Audit Committee of the Board of Directors

        The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with KPMG LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with KPMG LLP their independence from management and WFI, has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with KPMG LLP the overall scope of their audit. The Audit Committee met with KPMG LLP, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and our Board of Directors also have recommended, subject to stockholder approval, the ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2005.

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

        The foregoing report has been furnished by the Audit Committee. Andrew Leitch was appointed to our Board of Directors and the Audit Committee on April 4, 2005 and as such, was not involved in the reviews and discussions referred to above.

Scott I. Anderson, Chairperson
William A. Hoglund
Scot B. Jarvis
Andrew M. Leitch

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are the Company's stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Wireless Facilities, Inc., c/o Corporate Secretary, 4810 Eastgate Mall, San Diego, California 92121 or call James R. Edwards at (858) 228-2000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contract their brokers.

Other Matters

        The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

APPENDIX A

WIRELESS FACILITIES, INC.
2005 EQUITY INCENTIVE PLAN

WIRELESS FACILITIES, INC.
2005 EQUITY INCENTIVE PLAN

        1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    Establishment.    The Wireless Facilities, Inc. 2005 Equity Incentive Plan (the "Plan") is hereby established effective as of                        , 2005, the date of its approval by the stockholders of the Company (the "Effective Date").

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, Deferred Stock and Other Stock-Based Awards.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.

        2. DEFINITIONS AND CONSTRUCTION.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)    "Affiliate"    means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

          (b)    "Award"    means any Option, SAR, Restricted Stock, Performance Share, Performance Unit, Restricted Stock Unit, Deferred Stock or Other Stock-Based Award granted under the Plan.

          (c)    "Award Agreement"    means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "Option Agreement," a "SAR Agreement," a "Restricted Stock Agreement," a "Performance Share Agreement," a "Performance Unit Agreement," a "Restricted Stock Unit Agreement," a "Deferred Stock Unit Agreement," or an "Other Stock-Based Award Agreement."

          (d)    "Board"    means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (e)    "Code"    means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f)    "Committee"    means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (g)    "Company"    means Wireless Facilities, Inc., a Delaware corporation, or any successor corporation thereto.

          (h)    "Consultant"    means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

          (i)    "Covered Employee"    means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m).

          (j)    "Deferred Stock"    means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9.3 of the Plan to receive a share of Stock on a date determined in accordance with the Plan and the Participant's Award Agreement.

          (k)    "Director"    means a member of the Board or of the board of directors of any other Participating Company.

          (l)    "Disability"    means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Participating Company Group because of the sickness or injury of the Participant.

          (m)    "Dividend Equivalent"    means a credit, made at the discretion of the Board or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (n)    "Employee"    means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (o)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

          (p)    "Fair Market Value"    means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

  (i)
  If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

  (ii)
  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (q)    "Incentive Stock Option"    means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (r)    "Indexed Option"    means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Board and set forth in the Option Agreement.

          (s)    "Insider"    means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (t)    "Net-Exercise"    means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with a formula X = Y(A-B) / A, where:

            X = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

            Y = the total number of shares with respect to which the Participant has elected to exercise the Option;

            A = the Fair Market Value of one (1) share of Stock;

            B = the exercise price per share (as defined in the Participant's Award Agreement).

          (u)    "Nonstatutory Stock Option"    means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

          (v)    "Officer"    means any person designated by the Board as an officer of the Company.

          (w)    "Option"    means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option, a Nonstatutory Stock Option or an Indexed Option.

          (x)    "Option Exchange Program"    means any program instituted by the Board which would permit either (i) Participants the opportunity to transfer any outstanding Options and/or SARs to a financial institution selected by the Board or (ii) the cancellation of outstanding Options and/or SARs and the grant in substitution therefore of any new Awards, including specifically any new Options and/or SARs having a lower exercise price.

          (y)    "Other Stock-Based Award"    means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.5 of the Plan.

          (z)    "Parent Corporation"    means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (aa)    "Participant"    means any eligible person who has been granted one or more Awards.

          (bb)    "Participating Company"    means the Company or any Parent Corporation or Subsidiary Corporation or Affiliate.

          (cc)    "Participating Company Group"    means, at any point in time, all corporations collectively which are then Participating Companies.

          (dd)    "Performance-Based Award"    means an Award granted to selected Covered Employees pursuant to Sections 8 and 9, but which are subject to the terms and conditions set forth in Section 10.

  All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m).

          (ee)    "Performance Bonus Award"    means the cash award set forth in Section 9.6

          (ff)    "Performance Goal"    means the criteria that the Committee uses to establish qualified performance-based compensation under Section 162(m) and the formulas for determining whether such performance targets have been obtained. Such Performance Goals may be based upon one or more Performance Measures, subject to the following: Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance-Based Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance-Based Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance-Based Award. Performance targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance-Based Award determined under the applicable Performance-Based Award formula by the level attained during the applicable Performance Period. A Performance target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

          (gg)    "Performance Measures"    may be one or more of the following, or a combination of the any of the following, as determined by the Committee: (i) revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes, depreciation and amortization; (vii) net income; (viii) cash flow; (ix) expenses; (x) the market price of the Stock; (xi) earnings per share; (xii) return on stockholder equity; (xiii) return on capital; (xiv) return on net assets; (xv) economic value added; (xvi) number of customers; (xvii) market share; (xviii) return on investment; (xix) profit after tax; (xx) customer satisfaction; (xxi) growth of earnings before interest and taxes; and (xxii) days sales outstanding ("DSOs").

          (hh)    "Performance Period"    means a period established by the Committee pursuant to Section 10 of the Plan at the end of which one or more Performance Goals are to be measured.

          (ii)    "Performance Share"    means a right granted to a Participant pursuant to Section 9.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance based targets established by the Committee.

          (jj)    "Performance Unit"    means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9.2 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon achieving certain Performance Goals or other performance based targets.

          (kk)    "Restricted Stock"    means Stock granted to a Participant pursuant to Section 8 of the Plan that is subject to certain conditions (including any applicable Vesting Conditions), and may be subject to risk of forfeiture.

          (ll)    "Restricted Stock Unit" or "Stock Unit"    means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9.4 of the Plan to receive the value associated with a share of Stock on a date determined in accordance with the provisions of the Plan and the Participant's Award Agreement.

          (mm)    "Restriction Period"    means the period established in accordance with Section 8 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          (nn)    "Rule 16b-3"    means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (oo)    "SAR" or "Stock Appreciation Right"    means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in Stock of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

          (pp)    "Section 162(m)"    means Section 162(m) of the Code.

          (qq)    "Securities Act"    means the Securities Act of 1933, as amended.

          (rr)    "Service"    means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, an Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Option Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (ss)    "Stock"    means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (tt)    "Subsidiary Corporation"    means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (uu)    "Ten Percent Owner Participant"    means an Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (vv)    "Vesting Conditions"    mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant's termination of Service.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3. ADMINISTRATION.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

        3.2    Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

        3.3    Powers of the Board.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

  (a)
  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

  (b)
  to designate Options as Incentive Stock Options, Nonstatutory Stock Options or Indexed Options;

  (c)
  to determine the type(s) of Other Stock-Based Awards, and their terms and conditions that may be granted under the Plan;

  (d)
  to determine the Fair Market Value of shares of Stock or other property;

  (e)
  to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any Award of any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service with the Participating Company Group on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

  (f)
  to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

  (g)
  to approve one or more forms of Award Agreement;

  (h)
  to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

  (i)
  to accelerate, continue, extend or defer the exercisability of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

  (j)
  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws or regulations of, or to accommodate the tax policy, financial accounting or custom of, foreign jurisdictions whose citizens may be granted Awards;

  (k)
  to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

  (l)
  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.4    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.5    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.6    No Repricing.    Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for the amendment of outstanding Options and/or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to (i) "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code or (ii) any Option Exchange Program.

        3.7    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        4. SHARES SUBJECT TO PLAN.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Three Million Five Hundred Thousand (3,500,000). This share reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, or such forfeited or repurchased shares of Stock shall again be available for grant under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, shares underlying Options transferred under any Option Exchange Program described in Section 2.1(x)(i) shall not be again available for grant under the Plan. Shares of Stock shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 15. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for grant under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for grant under the Plan shall be reduced by the net number of shares for which the Option is exercised.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price or purchaser price of any outstanding Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 12.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards are accurately reflected for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price and/or purchase price per share of, the outstanding Awards (if any) shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price and/or purchase price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

        5. ELIGIBILITY AND AWARD LIMITATIONS.

        5.1    Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

        5.2    Participation.    Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3    Incentive Stock Option Limitations.

          (a)    Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary

  Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

          (b)    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

        5.4    Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

    (i)
    Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than Two Million (2,000,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option and/or SAR for the purchase of up to an additional One Million (1,000,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

    (ii)
    Restricted Stock and Restricted Stock Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Units, subject to Vesting Conditions based on the attainment of Performance Goals, for more than Two Million (2,000,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of a Restricted Stock Award or Restricted Stock Units of up to an additional One Million (1,000,000) shares of Stock.

    (iii)
    Performance Shares and Performance Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (A) Performance Shares which could result in such Employee receiving more than Two Million (2,000,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (B) Performance Units which could result in such Employee receiving more than $1,000,000 for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Share or Performance Unit for the same Performance Period.

    (iv)
    Performance Bonus Awards. No Employee shall be paid a Performance Bonus Award pursuant to Section 9.6 which is greater than $1,000,000 for each full fiscal year of the Company contained in the Performance Period for such award.

        6. TERMS AND CONDITIONS OF OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) notwithstanding anything to the contrary in this Section 6.1, in the case of an Indexed Option, the Board shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3    Payment of Exercise Price.

            (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Participant's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by delivery of a properly executed notice of exercise electing a Net-Exercise, (vi) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vii) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Award Agreement described in Section 11, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b)    Limitations on Forms of Consideration.

    (i)
    Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

    (ii)
    Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

    (iii)
    Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

    (iv)
    Net-Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to grant Incentive Stock Options (or to grant, or amend, any Nonstatutory Options) to provide that such Options may be exercised by the means of a Net-Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants. No Option will be granted (or amended in the case of a Nonstatutory Stock Option) to permit a Net-Exercise prior to the effectiveness of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R.

        6.4    Effect of Termination of Service.    An Option shall be exercisable after a Participant's termination of Service to such extent and during such period as determined by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option.

        6.5    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act. Notwithstanding any of the foregoing, the Board may permit further transferability of any Option, on a general or specific basis, and may impose conditions and limitations on any permitted transferability. Notwithstanding any of the foregoing, the Board may permit further transferability of any Option, on a general or specific basis, to third parties in connection with an Option Exchange Program established and approved by the Board pursuant to which Participant's may receive a cash payment, or other consideration, in exchange for the transfer of such Option, and the Board may impose any conditions and limitations on any permitted transferability and may amend, without Participant consent, any outstanding Option as may be necessary to facilitate the transfer of such Option under any Option Exchange Program.

        7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        7.1    Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

        7.2    Exercise Price and Other Terms.    The Board, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of each SAR granted under the Plan; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

        7.3    Exercise of SARs.    SARs will be exercisable on such terms and conditions as the Board, in its sole and absolute discretion, will determine.

        7.4    Award Agreement.    Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Board, in its sole discretion, will determine.

        7.5    Expiration of SARs.    Each SAR grant under the Plan will expire upon the date determined by the Board, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the requirements of Sections 6.2, 6.3, 6.4 and 6.5 also will apply to SARs to the extent not replaced or superseded by the terms of any Award Agreement.

        8. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

        Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock

Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        8.1    Grant of Restricted Stock.    The Board is authorized to make Awards of Restricted Stock to any Participant selected by the Board in such amounts and subject to such terms and conditions as determined by the Board.

        8.2    Issuance and Restrictions.    Restricted Stock Awards will be subject to such restrictions on transferabilty and other restrictions as the Board may impose (inlcuding, without limitation, limitations on the right to vote shares of Stock or the right to receive dividends on the Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

        8.3    Forfeiture.    Except as otherwise determined by the Board at the time of grant of the Award or thereafter, upon termination of Service during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions will be forefeited; provided, however, that the Board may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions.

        8.4    Voting Rights; Dividends and Distributions.    Except as may be provided in any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

        9. TERMS AND CONDITIONS OF OTHER TYPES OF AWARDS.

        Other types of Awards, such as Performance Shares, Performance Units, Deferred Stock, Restricted Stock Units, Other Stock-Based Awards and Performance Bonus Awards (collectively a "Other Types of Award") shall be evidenced by Award Agreements specifying the type of Award and the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Other Type of Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing any Other Type of Award may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        9.1    Performance Shares.    Any Participant selected by the Committee may be granted one or more Performance Share awards which will be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee will consider (among other such factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        9.2    Performance Units.    Any Participant selected by the Committee may be granted one or more Performance Unit awards which will be denominated in units of value, which, without limitation, may include the dollar value of shares of Stock, and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee will consider (among other such factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        9.3    Deferred Stock.    Any Participant selected by the Board may be granted an award of Deferred Stock in the manner determined from time to time by the Board. The number of shares of Deferred Stock will be determined by the Board and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee, or upon such settlement date as may be elected by the Participant. Unless otherwise provided by the Board, a Participant awarded Deferred Stock will have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Stock underlying such Award has been issued. In addition, Deferred Stock may be granted automatically with respect to such number of shares of Stock and upon such other terms and conditions as established by the Board in lieu of:

  (a)
  cash or shares of Stock otherwise issuable to such Participant upon the exercise or settlement of a Restricted Stock Award or Performance Award; or

  (b)
  any cash to be otherwise paid to the Participant in the form of salary, bonus, commissions, or such other compensation program maintained by the Company.

        9.4    Restricted Stock Units.    The Board is authorized to make Awards of Restricted Stock Units to any Participant selected by the Board in such amounts and subject to such terms and conditions as determined by the Board. The number of Restricted Stock Units will be determined by the Board and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. At the time of grant, the Board will specify the date or dates on which the Restricted Stock Units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Board will specify the settlement date applicable to each grant of Restricted Stock Units which will be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant. On the settlement date, the Company will transfer to the Participant either (i) one unrestricted, fully transferable share of Stock or (ii) cash equal to the value of one such share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and which was not previously forfeited. The Board will specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

        9.5    Other Stock-Based Awards.    Any Participant selected by the Board may be granted one or more awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. In making such determinations, the Board will consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation to the particular Participant.

        9.6    Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Award in the form of a cash bonus payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee will be based upon objectively determinable bonus formulas established in accordance with Section 10.

        9.7    Term of Other Type Awards.    Except as otherwise provided herein, the term of any Other Type Award will be set by the Board in its sole and absolute discretion and set forth in any applicable Award Agreement.

        9.8    Exercise or Purchase Price.    The Board may establish the exercise or purchase price, if any, of any Other Type Award; provided, however, that such price will not be less that the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable law.

        9.9    Exercise Upon Termination of Service.    Any Other Type of Award will only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Board in its sole and absolute discretion may provide that any Other Type of Award may be exercised or paid subsequent to a termination of Service, as applicable, or following a Change in Control, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares, Performance Units or Performance Bonus Awards will be subject to the requirements of Section 162(m) that apply to such award and/or compensation.

        9.10    Form of Payment.    Payments with respect to any Other Type of Award will be made in cash, in Stock or a combination of both, as determined by the Board and as set forth in any applicable Award Agreement.

        9.11    Award Agreement.    All Other Types of Awards will be subject to such additional terms and conditions as determined by the Board and will be evidenced by a written Award Agreement.

        9.12    Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by any Other Type of Award until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Board, in its discretion, may provide in the Award Agreement evidencing any Other Type of Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which such shares of Stock underlying any such award are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole shares of Stock, or such cash equivalent, depending on the type of award, as of the date of payment of such cash dividends on Stock. The number of additional shares of Stock (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the shares of Stock underlying such award previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that such award become nonforfeitable, as determined by the Board. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Board, and may be paid on the same basis as settlement of the related award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant's Other Type of Awards so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

        9.13    Nontransferability of Awards.    Prior to settlement or payment of any Other Type of Award in accordance with the provisions of the Plan, no such award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to such award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        10. TERMS AND CONDITIONS OF ANY PERFORMANCE-BASED AWARD.

        10.1    Purpose.    The purpose of this Section 10 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to Sections 8 and 9 as qualified performance-based compensation under Section 162(m). If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 10 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 10.

        10.2    Applicability.    This Section 10 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

        10.3    Procedures with Respect to Performance Based Awards.    To the extent necessary to comply with the performance-based compensation of Section 162(m), with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        10.4    Payment of Performance Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Participating Company Group on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        10.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m), and the Plan will be deemed amended to the extent necessary to conform to such requirements.

        11. STANDARD FORMS OF AWARD AGREEMENT.

        11.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

        11.2    Authority to Vary Terms.    The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        12. CHANGE IN CONTROL.

        12.1    Definitions.

  (a)
  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

  (b)
  A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 12.1(a)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        12.2    Effect of Change in Control on Options and SARs.

  (a)
  Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

  (b)
  Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of the Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and stock appreciation rights for the Acquiring Corporation's stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options and SARs in connection with a Change in Control, or if the Acquiring Corporation is not a "publicly held corporation" within the meaning of Section 162(m), the exercisability and vesting of each such outstanding Option, SAR and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option, SAR and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 12.2 and the provisions of such applicable Award Agreement shall be conditioned upon the consummation of the Change in Control. Any Options and SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Award Agreement evidencing such Option or SAR except as otherwise provided in such applicable Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options and SARs immediately prior to an Ownership Change Event described in Section 12.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Committee otherwise provides in its discretion.

  (c)
  Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

        12.3    Effect of Change in Control on Restricted Stock and Other Type of Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section 12.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

        13. PROVISION OF INFORMATION.

        Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        14. COMPLIANCE WITH SECURITIES LAW.

        The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        15. TAX WITHHOLDING.

        15.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

        15.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

        16. TERMINATION OR AMENDMENT OF PLAN.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

        17. STOCKHOLDER APPROVAL.

        The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

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  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 17, 2005.
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  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/wfii/ — QUICK *** EASY *** IMMEDIATE

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Wireless Facilities, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
\*/ Please detach here\*/

Management recommends a vote for the nominees for director listed below.
1.	To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.	01 Masood K. Tayebi, Ph.D. 02 Scott I. Anderson 03 Bandel L. Carano 04 Eric M. DeMarco	05 William A. Hoglund 06 Scot B. Jarvis 07 Andrew M. Leitch

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.

        Management recommends a vote for Proposal 2

2.
To approve the Wireless Facilities, Inc. 2005 Equity Incentive Plan

        Management recommends a vote for Proposal 3

3.
To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2005.

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

☐ For ☐ Against ☐ Abstain ☐ For ☐ Against ☐ Abstain

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Wireless Facilities, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 18, 2005
10:00 a.m.

Wireless Facilities, Inc.
4810 Eastgate Mall
San Diego, CA 92122

         WIRELESS FACILITIES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18 2005

        The undersigned hereby appoints Masood K. Tayebi and Eric M. DeMarco, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Wireless Facilities, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices located at 4810 Eastgate Mall, San Diego, California on Wednesday, May 18 2005 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted for the nominees listed in Proposal 1, for Proposal 2 and for Proposal 3 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(continued, and to be signed on other side)

QuickLinks

PROXY STATEMENT For Annual Meeting of Stockholders to be held on May 18, 2005
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—ADOPTION OF OUR 2005 EQUITY INCENTIVE PLAN
PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
WIRELESS FACILITIES, INC. 2005 EQUITY INCENTIVE PLAN